UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 8, 2021

CROWN PROPTECH ACQUISITIONS

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-40017	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

667 Madison Avenue 12th Floor New York, NY	10065
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 563-6400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	CPTK	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	CPTK WS	The New York Stock Exchange
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	CPTK.U	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On February 11, 2021, Crown PropTech Acquisitions (the “Company”) consummated its initial public offering (“IPO”) of 27,600,000 units (the “Units”), which included the exercise of the underwriters’ option to purchase an additional 3,600,000 Units at the initial public offering price to cover over-allotments. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-third of one redeemable warrant of the Company (“Warrant”), each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share. The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $276,000,000.

Substantially concurrently with the closing of the IPO, the Company completed the private sale of 5,013,333 warrants (the “Private Placement Warrants”) to Crown PropTech Sponsor, LLC (the “Sponsor”) and certain funds and accounts managed by BlackRock, Inc. (the “Anchor Investor”) at a purchase price of $1.50 per Private Placement Warrant, generating gross proceeds to the Company of $7,520,000. The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO except that, so long as they are held by the Sponsor, the Anchor Investor or their permitted transferees: (1) they will not be redeemable by the Company; (2) they (including the Class A Ordinary Shares issuable upon exercise of these warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold by the Sponsor or Anchor Investor until 30 days after the completion of the initial business combination; (3) they may be exercised by the holders on a cashless basis; and (4) they (including the Class A Ordinary Shares issuable upon exercise of these warrants) are entitled to registration rights.

A total of $276,000,000, comprised of $270,480,000 of the net proceeds from the IPO, including $9,660,000 of the underwriters’ deferred discount, and $5,520,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of all of the Company’s public shares if it is unable to complete its business combination within 24 months from the closing of the IPO, subject to applicable law, or (iii) the redemption of the Company’s public shares properly submitted in connection with a shareholder vote to approve an amendment to the Company’s amended and restated memorandum and articles of association (A) to modify the substance or timing of the Company's obligation to allow redemption in connection with its initial business combination or to redeem 100% of its public shares if it does not complete an initial business combination within 24 months from the closing of the IPO or (B) with respect to any other provision relating to shareholders' rights or pre-initial business combination activity.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company registration statement (File No. 333-252307):

•	An Underwriting Agreement, dated February 8, 2021, between the Company and RBC Capital Markets, LLC as representative of the several underwriters.

•	The Amended and Restated Memorandum and Articles of Association of the Company, dated February 8, 2021.

•	A Warrant Agreement, dated February 8, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

•	A Letter Agreement, dated February 8, 2021, among the Company and its officers, directors and Crown PropTech Acquisitions

•	An Investment Management Trust Agreement, dated February 8, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee.

•	A Registration Rights Agreement, dated February 8, 2021, between the Company and certain security holders.

•	A Private Placement Warrants Purchase Agreement, dated February 8, 2021, between the Company and the Sponsor.

•	Indemnity Agreements, each dated February 8, 2021, between the Company and each of its executive officers and directors.

•	The First Amendment to the Subscription Agreement, dated February 10, 2021, between the Company, the Sponsor and BlackRock Capital Allocation Trust.

•	The First Amendment to the Subscription Agreement, dated February 10, 2021, between the Company, the Sponsor and BlackRock Global Allocation Portfolio of BlackRock Series Fund, Inc.

•	The First Amendment to the Subscription Agreement, dated February 10, 2021, between the Company, the Sponsor and Master Total Return Portfolio of Master Bond LLC.

•	The First Amendment to the Subscription Agreement, dated February 10, 2021, between the Company, the Sponsor and BlackRock Global Allocation V.I. Fund of BlackRock Variable Series Funds, Inc.

•	The First Amendment to the Subscription Agreement, dated February 10, 2021, between the Company, the Sponsor and BlackRock Global Allocation Fund, Inc.

•	The First Amendment to the Subscription Agreement, dated February 10, 2021, between the Company, the Sponsor and BlackRock Strategic Income Opportunities Portfolio of BlackRock Funds V.

•	The First Amendment to the Subscription Agreement, dated February 10, 2021, between the Company, the Sponsor and BlackRock Global Long/Short Credit Fund of BlackRock Funds IV.

On February 8, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

INDEX TO EXHIBITS

Exhibit No.	Description
1.1	Underwriting Agreement, dated February 8, 2021, between the Company and RBC Capital Markets, LLC, as representative of the several underwriters.
3.1	Amended and Restated Memorandum and Articles of Association.
4.1	Warrant Agreement, dated February 8, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
10.1	A Letter Agreement, dated February 8, 2021, among the Company and its officers and directors and Crown PropTech Acquisitions.
10.2	Investment Management Trust Agreement, dated February 8, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.3	Registration Rights Agreement, dated February 8, 2021, between the Company and certain security holders.
10.4	Private Placement Warrants Purchase Agreement, dated February 8, 2021, between the Company and the Sponsor.
10.5	Indemnity Agreement, dated February 8, 2021, between the Company and Richard Chera.
10.6	Indemnity Agreement, dated February 8, 2021, between the Company and Pius Sprenger.
10.7	Indemnity Agreement, dated February 8, 2021, between the Company and Dr. Martin Enderle.
10.8	Indemnity Agreement, dated February 8, 2021, between the Company and Lisa Holladay.
10.9	Indemnity Agreement, dated February 8, 2021, between the Company and Stephen Siegel.
10.10	Indemnity Agreement, dated February 8, 2021, between the Company and Frits van Paasschen.
10.11	First Amendment to the Subscription Agreement, dated February 10, 2021, between the Company, the Sponsor and BlackRock Capital Allocation Trust.
10.12	First Amendment to the Subscription Agreement, dated February 10, 2021, between the Company, the Sponsor and BlackRock Global Allocation Portfolio of BlackRock Series Fund, Inc.
10.13	First Amendment to the Subscription Agreement, dated February 10, 2021, between the Company, the Sponsor and Master Total Return Portfolio of Master Bond LLC.
10.14	First Amendment to the Subscription Agreement, dated February 10, 2021, between the Company, the Sponsor and BlackRock Global Allocation V.I. Fund of BlackRock Variable Series Funds, Inc.
10.15	First Amendment to the Subscription Agreement, dated February 10, 2021, between the Company, the Sponsor and BlackRock Global Allocation Fund, Inc.
10.16	First Amendment to the Subscription Agreement, dated February 10, 2021, between the Company, the Sponsor and BlackRock Strategic Income Opportunities Portfolio of BlackRock Funds V.
10.17	First Amendment to the Subscription Agreement, dated February 10, 2021, between the Company, the Sponsor and BlackRock Global Long/Short Credit Fund of BlackRock Funds IV.
99.1	Press Release, dated February 8, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 11, 2021

CROWN PROPTECH ACQUISITIONS.

By:	/s/ Richard Chera
Richard Chera
Chief Executive Officer